WesternGoldfields

Compelling Value

TSX: WGI
NYSE Alternext: WGW

October 2008

Disclaimer Statements

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this presentation and subsequent oral statements made by and on behalf of the Company may contain forward-looking information within the meaning of the United States Private Securities Litigation Reform Act of 1995 and similar Canadian legislation. Such forward-looking statements are identified by words such as "intends", "anticipates", "believes", "expects", "plans" and include, without limitation, statements regarding the Company's plan of business operations, production and cost estimates, receipt of working capital, anticipated revenues, and capital and operating expenditures. These forward-looking statements are based on the best estimates of management at the time such statements are made. Expected production results and cost of sales are based in part on current and historical production and cost data factoring certain assumptions with respect to future metal prices, costs of supplies and labour and other parameters. There can be no assurance that such statements will prove to be accurate; actual results and future events could differ materially from such statements. Factors that could cause actual results to differ materially include, among others, variations in metal prices and/or cost of supplies, possible variations in ore grade or recovery rates, failure of plant, equipment or processes to operate as anticipated, accidents, labour disputes, as well as those set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 filed with the U.S. Securities and Exchange Commission, under the caption "Risk Factors". Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

DISCLAIMER

The information contained herein relating to companies other than Western Goldfields, while obtained from sources which we believe are reliable, is not guaranteed as to its accuracy or completeness. The contents of this presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to purchase any securities referred to herein.

All amounts in US$ unless otherwise noted

Disclaimer Statements

CAUTIONARY NOTE TO U.S INVESTORS CONCERNING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES

This presentation uses the terms "Measured", "Indicated" and "Inferred" Resources. United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. "Inferred Mineral Resources" have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an Inferred Mineral Resource will ever by upgraded to a higher category. Under Canadian rules, estimates of Inferred Mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves. United States investors are also cautioned not to assume that all or any part of an Inferred Mineral Resource exists, or is economically or legally mineable.

COST OF SALES

Cost of sales per ounce is calculated by dividing the total cost of sales by ounces sold. Cost of sales includes mine site operation costs such as mining, processing, administration, royalties and production taxes, but is exclusive of amortization, reclamation, capital and exploration costs. The measure, along with gold ounces sold, is considered to be a key indicator of a company's ability to generate operating earnings and cash flow from its mining operations.

Overview of the Opportunity

- **Producing gold mine located in the U.S.**
  - **New mine plan drives higher production in next four years**
  - **Increased cash flow over period 2009 – 2012**
- **U.S. dollar revenues and operating costs**
- **4.3 million ounce resource including 2.8 million ounces in reserves**
- **Proven senior management team**
- **Currently trading at 0.4x Net Asset Value**

The Mesquite Mine


Mesquite Project
Route 78
MOUNTAINS
IMPERIAL
CALIFORNIA
ALGODONES
DUNES
Mexicali
Las Vegas
Henderson
NEVADA
Bakersfield
Kingman
MOJAVE NATIONAL PRESERVE
Bullhead City
Needles
Lancaster
CALIFORNIA
Lake Havasu City
Chino Valley
Prescott
Santa Clarita
Victorville
Ventura
San Bernardino
MOJAVE
DESERT
UNITED STATES
Glendale
Los Angeles
Ontario
Riverside
Corona
Palm Springs
Parker
Wickenburg
Long Beach
Santa Ana
Hemet
Indio
Blythe
Peoria
Phoenix
Mesa
Chandler
Oceanside
Escondido
SONORAN
Gila Bend
San Diego
El Cajon
Dateland
DESERT
Tijuana
Tecate
Mexicali
Yuma
San Luis Rio Colorado
Ensenada
La Ventana
BAJA CALIFORNIA
PACIFIC OCEAN
San Quintin
Puerto Peñasco
Heroica Caborca
Golfo de California
BAJA
CALIFORNIA

- **14 year production life in the U.S.**

The Mesquite Mine


Big Chief
2012-2019
Brownie Hill
Vista
2019-2020
Rainbow
2008-2011
Leach Pad
Ultimate Pits
1 mile

2008 Gold Sales and Costs

	Gold Ounces	Cost of Sales
Third quarter gold sales	47,534	(*)
Year to date gold sales	80,255	(*)
Fourth quarter estimate	37,000	$465-$480
Full year 2008 estimate	117,000	$500-$515

(*) To be disclosed with our third quarter results on November 4, 2008

Mesquite: Mine Plan

- **Focus on sequential mining of three ore bodies**
- **Advantages:**
  - **Highest annual production 2009 – 2012**
  - **Lowest cost per ounce 2009 – 2012**
  - **Potential for further cost decreases based on reduced tire cost and lower fuel consumption**

Mesquite Mine Plan

2009 – 2012	New Rainbow	Previous Plan
Gold sales	703,000 oz.	636,000 oz.
Average annual gold sales	176,000 oz.	160,000 oz.
Average annual cash flow(1)	$57 million	$51 million
Cost of Sales(2)	$420/ounce	$425/ounce

(1) Consensus pricing (2009 - $950; 2010 - $900; 2011 - $850; 2012 - $825/ounce).

(2) Does not include potential cost savings from reduced crew sizes, lower tire costs or fuel price decreases.

Value Enhancement

- Continued drilling to find additional oxide resources
- Anticipate the delivery of lower cost bias ply tires beginning in January 2009
- Increase permit mining rate above the current 60 million ton per year level
- Well positioned with cash flow to acquire/merge for growth

Production Profile 2009 – 2012



225
200
175
150
125
100
75
50
25
0
Gold Production (koz.)
2009
2010
2011
2012

Capitalization

Listing / symbol	**TSX: WGI** **AMEX : WGW**	
Shares outstanding (*October 3, 2008*)		
- **Basic**	**136,761,919**	
- **Options *($1.16/share avg = $10.0 million)***	**12,802,718**	
- **Warrants *($0.76/share = $4.6 million)***	**6,056,180**	
- **Fully diluted**	**155,620,817**	
Management and Directors		
- **Basic**	**8,304,586**	**(6.1%)**
- **Fully diluted**	**16,801,253**	**(10.8%)**
Market capitalization ($USD) *(October 3, 2008 @ $1.48 per share)*		
- **Basic**	**$202 million**	
- **Fully diluted**	**$230 million**	
- **Fully diluted enterprise value**	**$272 million**	

Financial Position (September 30, 2008)

- Cash on hand of $44 million including $7.5 million of restricted cash
- $18.7 million available under credit facility
- $86.3 million debt outstanding
- Mine generating positive cash flow from operating activities

Gold Forward Sales Program

- Remaining hedge of 412,500 ounces of gold under credit facility
  - 10% of resources
  - Delivered 16,500 ounces to hedge in July through September
- Flat forward hedge contracts at $801 per ounce
- 66,000 ounces annually – 5,500 ounces per month October 2008–December 2014
- Approximately 80,000-125,000 ounces of annual production remain leveraged to gold price (2009 – 2012)

Leverage to Gold Price


Avg. Annual After-Tax Cash Flow 2009-2012 ($US Millions)
90
80
70
60
50
40
30
20
10
0
43
52
60
68
76
84
700
800
900
1,000
1,100
1,200
Gold Price Assumption

Note: Hedge Included.

WesternGoldfields

Comparison Versus Peers

Company	Enterprise Value	Market Cap	P / NAV	EV / Reserves[(1)]
	(US$mm)	(US$mm)		(US$/oz)
Gammon Gold	$796	$765	0.8x	$216
Alamos	483	502	0.9	286
Aurizon	370	347	0.5	403
Minefinders	395	315	0.4	162
Allied Nevada	200	265	0.5	302
San Gold	167	195	0.4	501
Average			0.6x	312
Western Goldfields	244	202	0.4x	89

Source: Wellington West Capital Markets Inc. as at October 3, 2008.
1) Reserves include gold only.

Comparative Multiples

	WGI	Peer Group Average[1]
Price / Net Asset Value	0.4x	0.6x
Price / Cash Flow Multiple (2009E)	3.9	6.8
Price / Earnings Multiple (2009E)	5.3	10.9
EV / Reserve Ounce	$89	$312

Source: Wellington West Capital Markets Inc., Company disclosure and Bloomberg.
(1) Peer group includes: Alamos, Allied Nevada, Aurizon, Gammon Gold, Minefinders and San Gold.

Taking Advantage of Opportunity

- **Operating in the U.S.**
- **Cash on hand of $44 million including $7.5 million of restricted cash**
- **Increase in production and cash flow over next four years**
  - **Use strong cash flow position to acquire/merge for growth**
- **Production life of at least 14 years**
- **U.S. dollar revenues and operating costs**
- **Strong senior management team**
- **Trading at 0.4x Net Asset Value**

WesternGoldfields

APPENDIX

Reserves & Resources – 12/31/07

Mineral Resources Inclusive of Reserves				
Class	Category	Tons (x 1,000)	Grade (Au oz / T)	Contained (Au ozs)
Measured	Oxide	97,513	0.016	1,533,449
	Non oxide	21,136	0.024	503,000
Measured	**Subtotal**	**118,649**	**0.017**	**2,036,449**
Indicated	Oxide	101,626	0.014	1,380,551
	Non oxide	40,258	0.021	865,000
Indicated	**Subtotal**	**141,884**	**0.016**	**2,245,551**
Measured & Indicated	**Total**	**260,532**	**0.016**	**4,282,000**
Inferred	Oxide	4,958	0.013	
	Non oxide	4,798	0.022	
Inferred	**Subtotal**	**9,756**	**0.018**	
Mineral Reserves				
Proven	Oxide	97,513	0.016	1,533,449
	Non oxide	16,429	0.023	386,000
Proven	**Subtotal**	**113,942**	**0.017**	**1,919,449**
Probable	Oxide	38,000	0.017	660,000
	Non oxide	7,914	0.022	176,000
Probable	**Subtotal**	**45,914**	**0.018**	**836,000**
Proven & Probable	**Total**	**159,856**	**0.017**	**2,755,449**
Inferred	Oxide	4,958	0.013	
	Non oxide	1,000	0.020	
Inferred	**Subtotal**	**5,958**	**0.015**	
Mineral Resources Exclusive of Reserves				
Measured	Oxide	0	0.000	0
	Non oxide	4,707	0.025	117,000
Measured	**Subtotal**	**4,707**	**0.025**	**117,000**
Indicated	Oxide	63,626	0.011	720,551
	Non oxide	32,344	0.021	689,000
Indicated	**Subtotal**	**95,970**	**0.015**	**1,409,551**
Measured & Indicated	**Total**	**100,676**	**0.015**	**1,526,551**
Inferred	Oxide	0	0.000	
	Non oxide	3,798	0.023	
Inferred	**Subtotal**	**3,798**	**0.023**	

1. The Company's mineral reserves are estimated using appropriate cut-off grades at an assumed gold price of US$500 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery.
2. The Company's mineral reserves are consistent with the definitions established by Industry Guide 7, administered by the U.S. Securities and Exchange Commission.
3. The Company's mineral resources are estimated using appropriate cut off grades at an assumed gold price of US$650 per ounce and projected process recoveries, operating costs and life of mine plans which include allowances for dilution and mining recovery.
4. The Company's mineral resources and mineral reserves are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's (CIM) "Standards on Mineral Resources and Reserves, Definitions and Guidelines".
5. **Cautionary note to U.S. investors concerning Measured, Indicated and Inferred mineral resources:** These terms are required by the CIM's "Standards on Mineral Resources and Reserves, Definitions and Guidelines". **U.S. Investors are cautioned not to assume that all or any part of the stated mineral resources will be converted into reserves.**
6. The Company's mineral resource and reserve estimates were prepared under the supervision of Mr. W. Hanson, P.Geo., Vice-President of Mine Development, Western Goldfields, Inc.

Production History

Production History

1985 - 2004

Total Production (koz.)	3,986
Recovered Gold (koz.)	3,001
Recovery	75.3%

Past Production

PAST PRODUCTION 1997 – 2001					
Year	Tons (000s)	Grade (oz/ton)	Oz Mined	Oz Recovered	Cost $/Oz
1997	16,463	0.016	271,530	227,940	213
1998	11,537	0.016	185,080	154,080	176
1999	14,087	0.017	234,040	164,570	167
2000	12,841	0.016	208,090	120,920	221
2001	4,225	0.031	130,620	92,630	205
1997-2001 Average	13,651	0.017	237,545	175,417	196

Board of Directors and Management

- **Randall Oliphant,** *Chairman, is the President and CEO of Silver Bear Resources Inc. He is also Chairman and CEO of Rockcliff Group Limited, a private corporation actively involved with its shareholdings, primarily in the mining sector, including Silver Bear Resources Inc. Mr. Oliphant is on the Advisory Board of Metalmark Capital LLC (formerly Morgan Stanley Capital Partners), and serves on the boards of WesternZagros Ltd. and Franco-Nevada Corporation. Since 2003, Mr. Oliphant has served on the boards of a number of public and private companies and not-for-profit organizations. From 1999 to 2003, he was the President and CEO of Barrick Gold Corporation. Mr. Oliphant is a Chartered Accountant.*
- **Raymond W. Threlkeld**, *President and Chief Executive Officer, has over 30 years of mineral industry experience ranging from discovery, feasibility study, development management, operations management, and corporate officer. Mr. Threlkeld is the Chief Operating Officer of Silver Bear Resources Inc. Mr. Threlkeld held various senior management positions in precious metal mine development with Barrick Gold Corporation and Coeur d'Alene Mines Corporation including the development of the Pierina Mine in Peru, the Bulyanhulu Mine in Tanzania and the Veladero Mine in Argentina. Mr. Threlkeld holds a degree in geology.*
- **Brian Penny**, *Chief Financial Officer, has over 20 years of experience in mine finance and accounting. Mr. Penny is the Chief Financial Officer of Silver Bear Resources Inc. He is a Director of and chairs the Audit Committees of three publicly traded companies. While serving as Chief Financial Officer with Kinross Gold Company, Mr. Penny was responsible for all finance, banking, hedging and financial reporting activities including the financial due diligence surrounding a U.S. $1.3 billion merger with TVX Gold Inc. and Echo Bay Mines Ltd. Mr. Penny is a Certified Management Accountant.*
- **Vahan Kololian** *founded and is Managing Partner of TerraNova Partners LP, which invests in the industrial, services and resource sectors. Mr. Kololian is Chairman of Precinda Corporation, a private manufacturing company. Mr. Kololian also serves on the boards of ClearPoint Business Resources Inc. and Manicouagan Minerals Inc.*
- **Martyn Konig** *is CEO of Blackfish Capital, and is CEO of Latitude Resources Plc. He has extensive experience in the natural resource sector. Mr. Konig was a main Board Director of NM Rothschild for 15 years and held senior positions at Goldman Sachs and UBS.*
- **Gerald Ruth** *operates an independent corporate finance consulting business. Mr. Ruth is a Director and CFO of Greenwich Global Capital Inc., Director and CEO of Yonge Street Capital Corp. and President and CEO of Gersan Capital Corp. From 1988 to 2003, Mr. Ruth held various positions at the Toronto Stock Exchange, where he served as Director of Listings from 1997 to 2003.*

Strong Analyst Coverage

- BMO Capital Markets – John Hayes
- RBC Dominion Securities – Michael Curran
- Research Capital – Barry Allan
- Scotia Capital – Trevor Turnbull
- Wellington West – Catherine Gignac

Contact Information

Ray Threlkeld
President and CEO
(416) 324-6005
rthrelkeld@westerngoldfields.com

Brian W. Penny
Chief Financial Officer
(416) 324-6002
bpenny@westerngoldfields.com

Hannes Portmann
Director, Investor Relations & Corporate Development
(416) 324-6014
hportmann@westerngoldfields.com

www.westerngoldfields.com